Welcome

Brad Scovill Senior Executive Vice President

Today's Presentation What we have built and accomplished Our model and strategic focus Our focus on execution, alignment and profitability Results - building out our core businesses while building out our business lines

In addition to historical information, this presentation contains forward-looking statements, which are subject to certain risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of Sterling, its subsidiaries, or the combined company. Forward looking statements include words such as believes, expects, anticipates and other similar expressions. Shareholders should note that many factors could affect the future financial results of Sterling, causing those results to differ materially from those expressed in this presentation. These factors include operating, legal and regulatory risks; economic, political and competitive forces impacting our various lines of business; risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; the possibility that increased demand or prices for Sterling's financial services and products may not occur; volatility in interest rates; and other risks and uncertainties. Sterling undertakes no obligation to publicly revise or update these forward-looking statements to reflect events that arise after this presentation. Shareholders are reminded of risk factors described in other documents Sterling files with the SEC, including quarterly reports on Form 10-Q and current reports on Form 8-K. Forward Looking Statement Disclosure

Non-GAAP Measurement The following discussion refers to the efficiency ratio, which is computed by dividing non-interest expense, less depreciation on operating leases, by the sum of tax equivalent net interest income and non-interest income, less depreciation on operating leases for purposes of calculating its efficiency ratio. Sterling nets the depreciation on operating leases against related income, as it is consistent with utilizing net interest income presentation, which nets interest expense against interest income. In addition, the efficiency ratio excludes unusual items, including gains/losses on securities activities, interest collected on charged-off loans, etc. The efficiency ratio is a non-GAAP financial measure that we believe provides readers with important information regarding Sterling's results of operations. Comparison of Sterling's efficiency ratio with that of other companies' may not be appropriate, as they may calculate their ratio in a different manner. Sterling's calculation of the efficiency ratio is computed by dividing non-interest expenses, less depreciation on operating leases, by the sum of tax equivalent net interest income and non-interest income, less depreciation on operating leases. Sterling nets the depreciation on operating leases against related income, as it is consistent with utilizing net interest income presentation for comparable capital leases, which nets interest expense against interest income. The efficiency ratio excludes unusual items, including gains on securities activities, interest collected on charged-off loans, etc. Return on realized equity is a non-GAAP financial measure, as it is calculated by taking net income, divided by average shareholders equity, excluding average other comprehensive income. We believe the presentation of return on realized equity provides a reader with a better understanding of our financial performance based on economic transactions, as it excludes the impact of unrealized gains and losses on securities available for sale and derivatives used in cash flow hedges, which can fluctuate based on interest rate volatility. Return on tangible equity (ROTE), as referred to in our presentation, is a non-GAAP financial measure that excludes the impacts of intangible assets and goodwill on net income and equity. We show this ratio, compared to our reported return on realized equity ratio, to separate the impact of purchase accounting adjustments caused mostly by our recent acquisitions. Sterling, in referring to its net income, is referring to income determined in conformity with U. S. generally accepted accounting principles (GAAP). Although we believe that the above-mentioned non-GAAP financial measures enhance readers' understanding of our business and performance, these non-GAAP measures should not be considered an alternative to GAAP. In addition, depreciation on operating leases have been netted against non-interest income in the following discussion, to be consistent with the efficiency ratio presentation, which presents net revenues on operating leases.

Stock Symbol SLFI On NASDAQ Stock Market

Corporate Profile Sterling Financial Corporation is a Diversified Financial Services Company based in Lancaster, Pennsylvania Total assets of $3.0 billion Investment assets under administration of $2.5 billion Organized into two revenue groups - Banking Services Group and Financial Services Group.

Growth Timeline

Who We Are Sterling Banking Services Group affiliates, representing approximately 55 percent of net income, provide a full range of traditional banking services: Retail and business deposits Consumer and commercial loans Savings accounts and certificates of deposits Credit and debit cards ATMs and online banking Cash management services Merchant payment services International services Correspondent banking services

Who We Are Sterling Financial Services Group affiliates, representing approximately 45 percent of net income, provide: Specialty commercial financing Fleet and equipment leasing Investment, trust and brokerage services Insurance services Human resources consulting

Brad Scovill Group Executive Financial Services Group New Alignment Tito Lima Chief Financial Officer Tom Dautrich Group Executive Banking Services Group

2005 Net Income Contribution - Groups Total Sterling Banking Services Group Financial Services Group 0.18 0.14 0.23

Where We Are Today

Our Mission We are building a strong, broad based financial services company, with integrity as our cornerstone and an unwavering focus on our customers, employees, shareholders, and communities. Our people, who are the Sterling Financial Corporation, will deliver solutions that provide superior results for our customers and our company.

Our Vision At Sterling Financial Corporation... Employees are engaged. Customers are valued. Communities are supported. Shareholders are rewarded. Our business is about Making Money and Having Fun while we do it!

Our Strategic Focus Building a Strong, Broad-based Financial Services Company Expanding into growth markets Adding new companies, competencies and core products Following customer relationship management model Focusing on our people through employment partnership

Support our communities Make Money, Have Fun Focus on Three Strategies Customer Customer Strategy Shareholder Shareholder Strategy People People Strategy

Growth Strategy 2002 and 2003 - building years (products and platform) 2004, 2005 and Beyond - focus on alignment and strategy execution

High Performance Markets Medium Performance Markets Low Performance Markets potential markets - a long term view Looking Ahead

Growth Core earnings attained through organic growth Acquisitions used to: Expand geographically in selected markets Enhance offerings in related financial services Get great people

Growth Sterling Acquisition Partner Must Be: A strategic, cultural and philosophical fit Successful company with assertive leaders Management team that will use equity to buy into Sterling, rather than create an exit strategy

Growth How We Work With New Affiliates: Retain management and position them to continue to lead successful businesses Leverage synergies across Sterling to enhance success

Customer Focused Customer Loyalty resulting in Long-term Profitability Wealth Management / Investment Services Leasing Change = Opportunity Banking Insurance Fun! Team > Me We're here to help New Technology Communication Sterling Standards Learning Accountability Passion Delivery Channels Information Commercial Finance Correspondent Banking Human Resource Consulting

People Strategy Creative response to changing workforce needs Valued recognition / reward for valued performance Enthusiastic community of winning teams Employees GIVE Employees GET Agility to anticipate / adapt to changing market needs Collaboration across functions / affiliates for results Relationship- building that drives Sterling's success

Sterling Employees Ranked #1 Worldwide in 2004 Corporate Leadership Council Engagement Study of 59 companies (mostly Fortune 500) across 14 industries Employee Engagement

Engagement Drives Business Results Source: Corporate Leadership Council

Tito Lima Chief Financial Officer

Our Design for High Performance Building a diversified financial services organization Expansion in growing markets A focus on our customers A focus on our people

Increased earnings per share - 10 % or better Return on average realized equity - 16 % or better Efficiency ratio - 60% or lower Building Shareholder Value

Measurements -- 2005 Ratio Sterling Peers (median) Diluted Earnings Per Share Growth 10.7% 6.2% Return on Average Realized Equity 13.97% 13.70% Efficiency Ratio* 61.0% 57.5% * See Non-GAAP measurement slide for efficiency ratio definition SNL PEER GROUP: Fulton Financial Corp. (FULT), Susquehanna Bancshares, Inc. (SUSQ), First Commonwealth Corp. (FCF), F.N.B. Corp. (FNB), National Penn Bancshares, Inc. (NPBC), Sun Bancorp, Inc. (SNBC), Harleysville National Corp. (HNBC), S&T Bancorp, Inc. (STBA), Yardville National Bancorp (YANB), Sandy Spring Bancorp, Inc.(SASR), Community Banks, Inc. (CMTY), Univest Corp of Pennsylvania (UVSP) and Columbia Bancorp (CBMD).

2005 Highlights Financial Performance Year-end assets of $3.0 billion Net income of $39.3 million - a growth of 17.8% or a $5.9 million increase over 2004 Diluted earnings per share of $1.34 -- a growth of 10.7% Fee income as percentage of revenue increased from 27.1% to 27.8% Loan growth of 10.3%; Deposit growth of 10.5% Return on tangible equity of 20.6% vs. 18.2% in 2004 Efficiency ratio of 61.0% vs. 61.3% in 2004

2001 2002 2003 2004 2005 0.83 0.94 1.08 1.21 1.34 Annual Growth In Diluted Earnings Per Share Year Ended December 31, 2005 Adjusted for 5-for-4 stock split on June 1, 2005. Compounded Average Growth Rate (CAGR) - 12.7%

Return On Average Realized Equity * 2001 2002 2003 2004 2005 0.1441 0.1447 0.151 0.15 0.1397 2004 ROTE* - 18.2% 2005 ROTE* - 20.6% * See Non-GAAP measurement slide for definitions.

Efficiency Ratio * * See Non-GAAP measurement slide for efficiency ratio definition. 2001 2002 2003 2004 2005 0.645 0.602 0.59200000013148 0.613 0.61 Efficiency ratio excluding purchase accounting: 2004 - 60.1% and 2005 - 59.4%

Revenues * 2001 2002 2003 2004 2005 Net Int Inc 58.6 75 85.9 97.4 114.3 Non Int Inc 22 24.4 27.8 36.1 67 *See Non-GAAP measurement slide for non-interest income definition. 27.3% 72.7% 24.6% 24.4% 27.1% 27.8% 75.4% 75.6% 72.9% 72.2% (in millions) Compounded Average Growth Rate (CAGR) - 18.4%

Net Interest Margin (FTE Basis) 2001 2002 2003 2004 2005 0.0395 0.0438 0.0465 0.0483 0.0481

Capital Ratios* Leverage Ratio Tier One Capital Ratio Total Capital Ratio Actual 0.102 0.119 0.129 Well Capitalized 0.05 0.06 0.1 Minimum 0.04 0.04 0.08 *as of September 30, 2005

Asset Quality Ratios ALLL / Total Loans ALLL / NPL NPL / Total Loans Net Charge-Off Ratio 2000 2001 2002 2003 2004 2005 1.13% 1.01% 1.00% 0.98% 0 .99% 1.00% 192% 126% 111% 315% 417% 460% 0.59% 0.80% 0.90% 0.31% 0.24% 0.22% 0.08% 0.17% 0.08% 0.14% 0.10% 0.11% December 31,

Building Shareholder Value Five-year, compounded average growth rate (CAGR) of 24.3 percent.

Stock Liquidity Institutional Ownership................... Outstanding Shares......................... Shares Traded Daily.......... Analysts Covering Sterling....................... 2.70% 12,546,477 12,888 0 2000* 2002* 7.0% 16,923,069 20,280 2 *ending Dec. 31, 2005 2005* 14.30% 28,913,229 40,500 5

Why Own Sterling? Sterling Financial Corporation has: 10% plus earnings per share growth annually Consistent dividend growth Enhanced liquidity of Sterling Financial Corporation shares Diverse business lines and revenue streams

Why Own Sterling? Sterling Financial Corporation has: High growth markets Strong capital to fund growth Excellent credit quality Engaged employees Experienced leadership

Questions

For Additional Information Please visit our web site at: www.sterlingfi.com